SECOND AMENDMENT TO CREDIT AGREEMENT
SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of the Amendment Effective Date (as herein defined), to the Five Year Revolving Credit Agreement dated as of December 2, 2011 (the “Credit Agreement”), among KBR, Inc. (the “Borrower”), the several banks and other institutions from time to time parties thereto (the “Lenders”), Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), The Royal Bank of Scotland plc, as syndication agent, and ING Bank, N.V. and The Bank of Nova Scotia as co-documentation agents, as amended by the First Amendment to the Credit Agreement dated as of December 11, 2014.
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein; and
WHEREAS, the Lenders are willing to agree to such amendments on the terms set forth herein;
NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:
I.Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
II.    Amendments to the Credit Agreement. Effective as of the Amendment Effective Date (as hereinafter defined)):
(a)    Section 5.03(b) of the Credit Agreement is amended by adding the following sentence to the end thereof:
“For purposes of calculating compliance with this Section 5.03(b), Shareholders’ Equity shall exclude cumulative changes from and after January 1, 2015 in the cumulative foreign currency translation adjustments.”
(b)    Section 5.01(d)(i) of the Credit Agreement is amended by adding the following clause to the end thereof:
“and (C) together with the certificates delivered pursuant to this Section 5.01(d)(i), calculations showing the exclusion from Shareholders’ Equity made pursuant to the last sentence of Section 5.03(b)”.
III.    Limited Waiver. The Lenders hereby waive any Default or Event of Default arising from or relating to any failure to comply with Section 5.03(b) of the Credit Agreement during the period March 31, 2015 through the Amendment Effective Date, if such Default or Event of Default would have been avoided if the exclusion referenced in Section II(a) of this Amendment had been in effect.
IV.    Effectiveness of Amendment. This Amendment shall become effective as of April 27, 2015 (the “Amendment Effective Date”) upon receipt by the Administrative Agent of (a) counterparts to this Amendment executed by the Borrower and the Subsidiary Guarantors, the Administrative Agent, and the Required Banks and (b) the Amendment Fee as set forth in Section V below.
V.    Amendment Fee. The Borrower shall pay to Administrative Agent in immediately available funds, on or before the Amendment Effective Date, for the account of each Lender that delivers its signature page to this Amendment by the date requested by the Borrower for the delivery of signatures hereto, an amendment fee (the “Amendment Fee”) in an amount equal to each such Lender’s Commitment times four (4) basis points. The Amendment Fee shall be payable in full upon the Amendment Effective Date and shall be nonrefundable.
VI.    Representations and Warranties. The Borrower hereby represents and warrants as of the Amendment Effective Date that after giving effect to this Amendment, (a) each of the representations and warranties in the Credit Agreement shall be true and correct in all material respects as if made on and as of the Amendment Effective Date (except to the extent that (i) such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) any such representations or warranties are qualified by a materiality standard, in which case such representation and warranties shall be true in all respects) and (b) no Default or Event of Default has occurred and is continuing.
VII.    Expenses. The Borrower shall pay all reasonable and invoiced fees, charges and disbursements of counsel to the Administrative Agent related to this Amendment.
VIII.    Continuing Effect of the Credit Agreement. This Amendment is limited solely to the matters set forth herein and shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein or be construed as a waiver or consent to any further or future action on the part of any Loan Party that would require the consent of the Lenders or the Administrative Agent. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed. This Amendment is a Loan Document.
IX.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
X.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.
[signature pages follow]

WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.
BORROWER
KBR, INC.

By: /s/ J. Philip McCormick, Jr.
Name: J. Philip McCormick, Jr.
Title: Vice President, Finance and Treasurer

Consent by Guarantors
Each of the undersigned Subsidiary Guarantors hereby acknowledges receipt of a copy of the foregoing Amendment, consents to the Amendment and reaffirms the terms and conditions of the Guarantee executed by it and acknowledges and agrees that such Guarantee remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
[signatures are on the following page]

SUBSIDIARY GUARANTORS
KBR HOLDINGS, LLC
KELLOGG BROWN & ROOT LLC
KELLOGG BROWN & ROOT SERVICES, INC.
KBR USA LLC
KBR GROUP HOLDINGS, LLC

By: /s/ J. Philip McCormick, Jr.
Name: J. Philip McCormick, Jr.
Title: Vice President, Finance and Treasurer

CITIBANK, N.A., as Administrative Agent

By:     /s/ Maureen P. Maroney
Name:    Maureen P. Maroney
Title:    Vice President

CITIBANK, N.A., as a Bank and as an Issuing Bank

By:     /s/ Maureen P. Maroney
Name:    Maureen P. Maroney
Title:    Vice President

THE ROYAL BANK OF SCOTLAND PLC,
as an Issuing Bank and a Bank

By:     /s/ Tyler J. McCarthy
Name:    Tyler J. McCarthy
Title:    Director

THE BANK OF NOVA SCOTIA,
as an Issuing Bank and a Bank

By:     /s/ J. Frazell
Name:    J. Frazell
Title:    Director

ING BANK N.V.,
as an Issuing Bank and a Bank

By:     /s/ R.P. Boon
Name:    R.P. Boon
Title:    Director

By:     /s/ M.P. Kalthof
Name:    M.P. Kalthof
Title:    Director

BANK OF AMERICA, N.A.,
as an Issuing Bank and a Bank

By:     /s/ J. Stephen Mernick
Name:    J. Stephen Mernick
Title:    Managing Director

LLOYDS BANK PLC,
as a Bank

By:     /s/ Joel Slomko
Name:    Joel Slomko
Title:    Assistant Vice President – S088

By:     /s/ Daven Popat
Name:    Daven Popat
Title:    Senior Vice President – P003

REGIONS BANK,
as a Bank

By:     /s/ Joey Powell
Name:    Joey Powell
Title:    Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a Bank

By:     /s/ James D. Weinstein
Name:    James D. Weinstein
Title:    Managing Director

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank

By:     /s/ Robert Grillo
Name:    Robert Grillo
Title:    Director

BARCLAYS BANK PLC,
as a Bank

By:     /s/ J. Davey
Name:    J. Davey
Title:    Director

BRANCH BANKING AND TRUST COMPANY,
as a Bank

By:     /s/ Candace C. Moore
Name:    Candace C. Moore
Title:    Vice President

COMPASS BANK,
as an Issuing Bank and a Bank

By:     /s/ Aaron Loyd
Name:    Aaron Loyd
Title:    Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES
as a Bank
By:     /s/ Kiuli Chan
Name:    Kiuli Chan
Title:    Director

By:     /s/ Diane Pockaj
Name:    Diane Pockaj
Title:    Managing Director

NATIONAL BANK OF KUWAIT, SAK,
as a Bank

By:     /s/ Wendy Wanninger
Name:    Wendy Wanninger
Title:    Executive Manager

By:     /s/ Michael McHugh
Name:    Michael McHugh
Title:    Executive Manager

STANDARD CHARTERED BANK,
as a Bank

By:     /s/ Connie Au
Name:    Connie Au
Title:    Associate Director

By:     /s/ Hsing H. Huang
Name:    Hsing H. Huang
Title:    Associate Director

U.S. BANK NATIONAL ASSOCIATION,
as a Bank

By:     /s/ Jonathan F. Lindvall
Name:    Jonathan F. Lindvall
Title:    Vice President

WELLS FARGO BANK, N.A.,
as a Bank

By:     /s/ Caroline Vérot Moore
Name:    Caroline Vérot Moore
Title:    Senior Vice President

NBAD AMERICAS, formerly known as ABU DHABI INTERNATIONAL BANK, as a Bank

By:     /s/ David J. Young
Name:    David J. Young
Title:    Director, Client Representative

By:     /s/ William F. Ghazar
Name:    William F. Ghazar
Title:    Executive Director,
Head of Client Relationships

COMERICA BANK,
as a Bank

By:     /s/ Vishakha S. Deora
Name:    Viskakha S. Deora
Title:    Vice President

FIFTH THIRD BANK,
as a Bank

By:     /s/ Matthew Lewis
Name:    Matthew Lewis
Title:    Vice President

RYAD BANK, HOUSTON AGENCY,
as a Bank

By:     /s/ Paul N. Travis
Name:    Paul N. Travis
Title:    Vice President &
Head of Corporate Finance

By:     /s/ Tim Hartnett
Name:    Tim Hartnett
Title:    Vice President & Administrative Officer

STATE STREET BANK AND TRUST COMPANY,
as a Bank

By:     /s/ Deirdre M Holland
Name:    Deirdre M Holland
Title:    Managing Director

MUFG UNION BANK, N.A., f/k/a UNION BANK, N.A.
as a Bank

By:     /s/ Lauren Horn
Name:    Lauren Horn
Title:    Director